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                                                                   EXHIBIT 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



THE HARTFORD FINANCIAL SERVICES GROUP, INC.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 31, 2000 included in The Hartford Financial Services Group, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement.




                                                     /s/  Arthur Andersen LLP


Hartford, Connecticut
January 23, 2001